UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2021

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, NY 10019

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2021, New Mountain Finance Corporation (the “Company”) entered into an equity distribution agreement (the “Distribution Agreement”) with B. Riley Securities, Inc. and Raymond James & Associates, Inc. (collectively, the “Agents”). Under the Distribution Agreement, the Company may, but has no obligation to, issue and sell up to $250,000,000 in aggregate amount of shares of its common stock, par value $0.01 per share (the “Shares”), from time to time through the Agents, or to them, as principal for their own account. The Company intends to use substantially all of the net proceeds from this “at-the-market” offering to make investments in portfolio companies in accordance with its investment objective and strategies, and may also use a portion of the net proceeds for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital requirements.

Sales of the Shares, if any, will be made under the prospectus supplement, dated November 3, 2021 (the “Prospectus Supplement”), as may be supplemented from time to time, and the accompanying prospectus, dated May 21, 2020 (together with the Prospectus Supplement, including any documents incorporated or deemed to be incorporated by reference therein, the “Prospectus”) by any method that is deemed to be an “at-the-market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at other negotiated prices.

The Agents are not required to sell any specific number or dollar amount of common stock, but will use commercially reasonable efforts consistent with their sales and trading practices to sell the Shares. The Agents will receive a commission from the Company equal to up to 2.0% of the gross sales price of any Shares sold through the Agents under the Distribution Agreement and reimbursement of certain expenses. The Distribution Agreement contains customary representations, warranties and agreements of the Company, indemnification rights and obligations of the parties and termination provisions.

Further details regarding the Distribution Agreement and the “at-the-market” offering are set forth in the Prospectus filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 3, 2021.

The foregoing description of the Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the opinion of Eversheds Sutherland (US) LLP relating to the legality of the issuance and sale of the Shares pursuant to the Prospectus is attached as Exhibit 5.1 hereto.

The Shares, if any, will be issued pursuant to the Company’s shelf registration statement on Form N-2 (File No. 333-238554), the prospectus, dated May 21, 2020, contained therein, and the Prospectus Supplement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.02.	Results of Operations and Financial Condition

On November 3, 2021, New Mountain Finance Corporation (“NMFC”) issued a press release announcing financial results for its quarter-ended September 30, 2021. The press release is included as Exhibit 99.1 and incorporated herein by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure

On November 3, 2021, NMFC issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a third quarter 2021 distribution of $0.30 per share, payable on December 30, 2021 to holders of record as of December 16, 2021. Additionally, on November 3, 2021, NMFC made available on its website, http://www.newmountainfinance.com, a supplemental investor presentation with respect to the earnings release.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Eversheds Sutherland (US) LLP
10.1	Equity Distribution Agreement, dated November 3, 2021, by among New Mountain Finance Corporation, New Mountain Finance Advisers BDC, L.L.C., and New Mountain Finance Administration, L.L.C., on the one hand, and B. Riley Securities, Inc. and Raymond James, Inc. & Associates, on the other hand
23.1	Consent of Eversheds Sutherland (US) LLP (contained in Exhibit 5.1 hereto)
99.1	Press Release, dated November 3, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: November 3, 2021	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary